                                  Exhibit 99.1

                    Certification of Chief Executive Officer

                            Certification Pursuant to
                             18 U.S.C. Section 1350,
                                   as added by

                  Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with the quarterly report of Pulaski Financial Corp. (the "Company") on Form 10-Q/A for the period ended December 31, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, William A. Donius, Chairman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. (S) 1350, as added by (S) 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: February 14, 2003                              /s/ William A. Donius
                                                     ---------------------
                                                     Name: William A. Donius
                                                     Title: Chairman, President
                                                            and Chief Executive